UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2021

Enphys Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-40879	87-2010879
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

216 East 45th Street 13th Floor
New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 467-0441

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	NFYS.U	New York Stock Exchange
Class A ordinary share, par value $0.001 per share	NFYS	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	NFYS WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.45 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 8, 2021, Enphys Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 34,500,000 units (the “Units”), including 4,500,000 Units issued pursuant to the full exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (the “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $345,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-257932) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 15, 2021 (as amended, the “Registration Statement”):

•	An Underwriting Agreement, dated October 5, 2021, by and among the Company and Credit Suisse Securities (USA) LLC, as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•	A Warrant Agreement, dated October 5, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•	A Letter Agreement, dated October 5, 2021, by and among the Company, its officers, its directors, and the Company’s sponsor, Enphys Acquisition Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

•	An Investment Management Trust Agreement, dated October 5, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•	A Registration Rights Agreement, dated October 5, 2021, by and between the Company, the Sponsor and the other Holders (defined therein) signatory thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•	A Sponsor Warrants Purchase Agreement, dated October 5, 2021 (the “Warrant Subscription Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

•	An Administrative Support Agreement, dated October 5, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference;

•	Indemnity Agreements, each dated October 5, 2021, by and between the Company and each of the officers and directors of the Company, the form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference;

•	Subscription Agreements, each dated October 4 or 5, 2021, by and between the Company and each of the anchor investors, the form of which is attached as Exhibit 10.7 hereto and incorporated herein by reference; and

•	Upsizing Letter Agreements, each dated October 4 or 5, 2021, by and between the Company and each of the anchor investors, the form of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Warrant Subscription Agreement, the Company completed the private sale of an aggregate of 8,900,000 Warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $8,900,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.01	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 5, 2021, in connection with the IPO, (i) José Antonio Aguilar Bueno, Federico Carrillo-Zürcher, Carlos Guimarães, Hélio L. Magalhães and Eva Redhe were appointed to the board of directors of the Company (the “Board”), with Mr. Guimarães being appointed as Chairman of the Board, and (ii) Matias de Buján was appointed as Chief Operating Officer of the Company.

Effective October 5, 2021, each of Federico Carrillo-Zürcher, Hélio L. Magalhães and Eva Redhe were appointed to the Audit Committee of the Board, with Mr. Carrilo- Zürcher serving as its chair, each of each of Federico Carrillo-Zürcher, Hélio L. Magalhães and Eva Redhe were appointed to the Compensation Committee of the Board, with Mr. Magalhães serving as its chair, and each of José Antonio Aguilar Bueno, Federico Carrillo-Zürcher and Eva Redhe were appointed to the Nominating and Corporate Governance Committee of the Board, with Mr. Aguilar serving as its chair.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws.

On October 5, 2021, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands General Registry, effective the same day. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

A total of $345,000,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants, was deposited into a U.S.-based trust account at JPMorgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company's amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of the Company's public shares if the Company has not completed its initial business combination within the allotted time frame, subject to applicable law.

On October 5, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On October 8, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 5, 2021, by and between the Company and Credit Suisse Securities (USA) LLC, as representative of the several underwriters.
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Warrant Agreement, dated October 5, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated October 5, 2021, by and among the Company, its officers, its directors and Enphys Acquisition Sponsor LLC.
10.2	Investment Management Trust Agreement, dated October 5, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee agent.
10.3	Registration Rights Agreement, dated October 5, 2021, by and among the Company, Enphys Acquisition Sponsor LLC and certain other security holders signatory thereto.
10.4	Sponsor Warrants Purchase Agreement, dated October 5, 2021, by and between the Company and Enphys Acquisition Sponsor LLC.
10.5	Administrative Support Agreement, dated October 5, 2021, by and between the Company and Enphys Acquisition Sponsor LLC.
10.6	Form of Indemnity Agreement by and between the Company and each of the officers and directors of the Company (incorporated by reference to Exhibit 10.7 to the Company’s Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-257932) filed by the Company with the Commission on August 13, 2021).
10.7	Form of Subscription Agreement by and between the Company and each of the anchor investors (incorporated by reference to Exhibit 10.9 to the Company’s Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-257932) filed by the Company with the Commission on August 13, 2021).
10.8	Form of Upsizing Letter Agreement by and between the Company and each of the anchor investors.
99.1	Press Release, dated October 5, 2021.
99.2	Press Release, dated October 8, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENPHYS ACQUISITION CORP.

Date: October 12, 2021	By:	/s/ Jorge de Pablo
Name: Jorge de Pablo
Title: Chief Executive Officer